PIMCO Managed Accounts Trust

Supplement Dated March 24, 2017 to the

Prospectus

dated February 29, 2016, as supplemented (the “Prospectus”)

Disclosure Related to Fixed Income SHares: Series LD (the “Portfolio”)

Effective April 23, 2017, the disclosure in the second paragraph of the “Principal Investment Strategies” section of the Portfolio’s Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following.

The average duration of the Portfolio will normally be between zero and five years; however, the duration of the Portfolio will vary based on PIMCO’s forecast for interest rates. The Portfolio’s average duration may vary significantly from time to time, and there is no assurance that the Portfolio’s duration will be within the zero to five year range at any time. The Portfolio may invest in instruments of any maturity or duration.

Investors Should Retain This Supplement for Future Reference

FISH_SUPP1_032417

PIMCO Managed Accounts Trust

Supplement Dated March 24, 2017 to the

Prospectus

dated February 29, 2016, as supplemented (the “Prospectus”)

Disclosure Related to Fixed Income SHares: Series R (the “Portfolio”)

Effective April 23, 2017, the disclosure in the first sentence of the third paragraph of the “Principal Investment Strategies” section of the Portfolio’s Portfolio Summary in the Prospectus is deleted in its entirety and replaced with the following.

The Portfolio invests primarily in investment-grade securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated between Baa and B, inclusive, by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (except that within such 20% limitation, the Portfolio may invest in mortgage-related securities rated below B).

Effective April 23, 2017, the Portfolio is jointly managed by Mihir P. Worah and Jeremie Banet. Therefore, effective April 23, 2017, the paragraph in the “Investment Adviser/Portfolio Manager” section of the Portfolio’s Portfolio Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly managed by Mihir Worah and Jeremie Banet. Mr. Worah is CIO Real Return and Asset Allocation and Managing Director of PIMCO and has managed the Portfolio since December 2007. Mr. Banet is an Executive Vice President of PIMCO and has managed the Portfolio since April 2017.

In addition, effective April 23, 2017, disclosure concerning the portfolio managers of the Portfolio in the table in the “Management of the Portfolios—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

FISH: Series R Portfolio	Mihir P. Worah	12/07	CIO Real Return and Asset Allocation and Managing Director, PIMCO. Mr. Worah is a portfolio manager and head of the real return and multi-asset portfolio management teams. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored "Intelligent Commodity Indexing," published by McGraw-Hill. He has 14 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.
	Jeremie Banet	4/17	Executive Vice President, PIMCO. Mr. Banet first joined PIMCO in 2011 and rejoined the firm in 2014. He is a portfolio manager on the real return team. Prior to joining PIMCO, he worked on U.S. inflation trading at Nomura. Previously he was with BNP Paribas, most recently as head of U.S. inflation trading. Mr. Banet holds a Masters in applied economics and an undergraduate degree from Paris IX Dauphine University. Messrs. Worah and Banet are jointly and primarily responsible for the day-to-day management of the FISH: Series R Portfolio. Mr. Worah has managed the Portfolio since December 2007 and Mr. Banet has managed the Portfolio since April 2017.

Investors Should Retain This Supplement for Future Reference

FISH_SUPP2_032417

PIMCO Managed Accounts Trust

Supplement Dated March 24, 2017 to the

Statement of Additional Information

dated February 29, 2016, as supplemented (the “SAI”)

Disclosure Related to Fixed Income SHares: Series R (the “Portfolio”)

Effective April 23, 2017, the Portfolio is jointly managed by Mihir P. Worah and Jeremie Banet.

Accordingly, effective April 23, 2017, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Other Accounts Managed by Portfolio Manager” in the SAI, and the following information is added:

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Jeremie Banet(1)
Registered Investment Companies	19	$26,127.95	0	$0
Other Pooled Investment Vehicles	7	$1,125.40	1	$62.81
Other Accounts	10	$2,013.61	1	$76.89
(1)	Effective April 23, 2017, Mr. Banet co-manages FISH: Series R. The information provided with respect to Mr. Banet is as of March 20, 2017.

In addition, effective April 23, 2017, the following sentence is added to the subsection titled “Management of the Trust—Securities Ownership” (with respect to portfolio managers) in the SAI:

Mr. Banet was not a beneficial owner of shares of any Portfolio as of March 20, 2017.

Investors Should Retain This Supplement for Future Reference

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